UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS
(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA             94109
(Address of principal executive offices)                                            (Zip code)

Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109
(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

                                  TICKER SYMBOL: ENCPX

ANNUAL REPORT
May 31, 2009

ENCOMPASS FUND ANNUAL LETTER
~July 2009~

Dear Fellow Encompass Fund Shareholders:

We are pleased to provide this Annual Report for Encompass Fund's third fiscal year, from June 1, 2008 to May 31, 2009. During this period the Fund had a total return of -26.81%, while the benchmark we use for the Fund, the Dow Jones Wilshire 5000 Index, had a total return of -32.63% . An income dividend of $0.0643 per share was paid on December 29, 2008. If you have dividend reinvestment, as most of the shareholders do, the dividend was reinvested at $3.85 per share.

2008 was a very challenging year for every type of equity and especially for the resource sectors the Fund has favored. The Fund had a total return of -61.59% for calendar year 2008, and the benchmark Index was -37.23% . For the first six months of calendar year 2009, the Fund produced a total return of 73.1%, versus a total return of 4.45% for the Dow Jones Wilshire 5000 Index. The Net Asset Value at June 30, 2009 was $6.82.

We have previously explained that in 2008 hedge funds and other investors simply dumped many of the resource (and other) stocks they held. Because many of the resource companies held by the Fund are smaller capitalization companies and are relatively thinly traded, this dumping had a profound impact on stock prices, often driving prices down 50-90% in a one- or two-month period. The Fund Managers are in regular contact with portfolio companies and many of the companies held by the Fund continued to expand their resources, even while their stock prices were declining in 2008. We continued to evaluate each of the companies in the portfolio, and sold the companies we considered weaker.

Your managers regularly evaluate every position in the Fund. When prices of companies considered by us to be excellent companies fell to levels far below our estimation of the intrinsic values of the companies (and in some cases, the cash the company held), we added to positions. Our shareholders have been well-rewarded in the first half of calendar year 2009, and a number of these companies have doubled and tripled in value.

Looking Ahead

Nobody knows the direction of equities markets. In early March many "experts" were predicting the continued sharp decline in the market with a target price of a 5,000 Dow. Some even said the market would not recover for 10 years. Instead, the market soared by more than 35% in less than three months and the Dow approached 10,000, before falling back. Few people expected this rally, which we consider a response to an oversold market. The market is currently retracing some of the gains of the past few months.

We see signs that markets are improving: corporations are raising large amounts of money through debt and equity offerings; the spreads between government bonds and good quality corporate bonds continue to narrow; a few initial public offerings (IPO's) are coming to market; and corporate earnings look better than anticipated at the beginning of the year. On the other hand, we do not think we are yet out of the worst recession since World War II.

2009 Annual Report 1

Unemployment is likely to go higher (over 10%), many large and small banks still may not survive, billions of dollars of bad mortgages continue to be held by banks and other lenders, and consumers are saving in the U.S. rather than spending, which is not good for corporate revenues. While we expect the economy to improve gradually toward the end of this year and throughout 2010, we are very cautious.

The Fund continues to emphasize resource companies and health care companies in its portfolio. We like precious metals and industrial metals under almost every possible scenario. We believe that with the U.S. government spending record sums, the possibility of inflationary times ahead will increasingly be on investors' minds. That should move investors towards holding gold, silver and other metals. If the economy improves, the demand for metals is likely to increase significantly. Industrial metals like copper, iron ore, zinc, lead and tin should be in greater demand. In addition, as consumers do better financially, more of them generally buy gold and silver jewelry.

Among the successes the Fund has had in 2009 are investments in uranium. We expect uranium mining and construction of nuclear power plants in the U.S. to attract much greater media attention in the years ahead as nuclear energy expands worldwide. The U.S. has significant amounts of uranium, mostly in Western states like Texas, Wyoming, New Mexico, and Colorado. There have been remarkable advancements in the technology in the operations of nuclear power plants in the last 20 years, especially as related to safety issues. Further, the construction of nuclear power plants costs between $10 billion and $20 billion, and employs thousands of workers. If we want to provide good jobs for our citizens, building and operating nuclear power plants would be a good way to do this. Regardless of the number of new plants built, or the timing involved, the 440 plants currently in worldwide operation use about 180 million pounds of uranium per year, while only about 100 million pounds is newly mined. The difference in the past has been met by inventories and uranium reprocessed from nuclear weapons. These sources are coming to an end, and we believe that the supply and demand imbalances will lead to increased production. We are investing in companies that we believe will benefit from this situation.

We thank you for your support and confidence. Please tell your friends and colleagues about the Fund.

2009 Annual Report 2

Encompass Fund

PERFORMANCE INFORMATION

May 31, 2009 NAV $6.76

TOTAL RATE OF RETURN (%) FOR PERIODS ENDED MAY 31, 2009.

		Since
	1 Year(A)	Inception(A)
Encompass Fund	-26.81%	-11.69%
Dow Jones Wilshire 5000 Index(B)	-32.63%	-8.45%

(A)Since Inception and 1 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Encompass Fund was June 30, 2006.

(B)The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2009 Annual Report 3

Encompass Fund

                                                            Encompass Fund
                                       By Sectors Based on Percent of Net Assets
                                                               (UNAUDITED)

                                  *Net Cash represents cash equivalents and other assets less liabilities

__________________________________________________________________________________________

Availability of Quarterly Schedule of Investments

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines

     Brick Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2009 Annual Report 4

Expense Example
(Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on December 1, 2008 and held through May 31, 2009.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2008
	December 1, 2008	May 31, 2009	to May 31, 2009

Actual	$1,000.00	$1,847.55	$10.29

Hypothetical	$1,000.00	$1,017.70	$7.29
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half year period).

2009 Annual Report 5

Encompass Fund

		Schedule of Investments
		May 31, 2009
Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
300	Potash Corp. of Saskatchewan, Inc. + (Canada)	$ 34,752	1.00%
Bituminous Coal & Lignite Mining
2,000	Peabody Energy Corp. +	67,960
3,000	Southgobi Energy Resources * (Canada)	29,187
		97,147	2.81%
Copper Mining & Processing
1,500	Freeport-McMoRan Copper & Gold Inc. +	81,645
110,000	Global Hunter Corp. * (Canada)	3,960
		85,605	2.48%
Crude Petroleum & Natural Gas
250,000	Continental Energy Corp. * (Canada)	25,000	0.72%
Drug Delivery Systems
40,000	Delcath Systems Inc. *	137,600	3.98%
Generic Drugs
4,500	3SBio Inc. * ** (China)	38,565
2,050	Teva Pharmaceutical Industries Ltd. ** (Israel)	95,038
		133,603	3.86%
Home Building
2,500	DR Horton Inc. +	23,025	0.67%
Industrial Metals & Minerals
62,500	Avalon Rare Metals Inc. * (Canada)	66,125
200,000	Aztec Metals Corp. * (Canada)	8,000
375,000	Goldbrook Ventures * (Canada)	20,625
		94,750	2.74%
Oil & Gas Income Trusts
2,400	Crescent Point Energy Trust (Canada)	69,782
6,700	Daylight Resources Trust (Canada)	51,155
		120,937	3.50%
Precious Metals Mining & Processing
35,000	Avion Resources Corp. * (Canada)	10,850
300,000	Avion Resources Corp. * (Restricted) (Canada)	83,700
17,000	Caza Gold Corp. * (Canada)	340
40,000	Claude Resources Inc. * (Canada)	32,800
30,000	Exeter Resource Corp. * (Canada)	102,300
20,000	Fronteer Development Group Inc. * (Canada)	75,800
10,000	NovaGold Resources Inc. * (Canada)	51,300
8,000	Seabridge Gold Inc. * + (Canada)	232,960
		590,050	17.06%
Services - Computer Processing & Data Preparation
17,300	Zix Corp. *	28,718	0.83%
Silver Mining and Processing
20,000	Endeavour Silver Corp. * (Canada)	44,400
75,000	Paramount Gold and Silver Corp. * (Canada)	80,250
7,000	Silver Wheaton Corp. * (Canada)	73,640
		198,290	5.73%
Solar Cell Manufacturing
8,000	JA Solar Holdings Co., Ltd. * + (China)	33,840	0.98%
Uranium Mining & Exploration
65,000	Magnum Uranium Corp. * (Canada)	15,080
135,000	Uranium Energy Corp. *	317,250
4,000	Uranium Participation Corp. * (Canada)	28,656
		360,986	10.44%
Utilities & Power Producers
5,000	Calpine Corporation * +	67,750
4,000	NorthWestern Corp.	85,720
		153,470	4.44%

*Non-Income producing securities during the period.
**ADR - American Depository Receipt.
+ Portion or all of the security is pledged as collateral for call and put options written.
See Note 2 for information on Restricted Securities.
The accompanying notes are an integral part of these financial statements.

2009 Annual Report 6

Encompass Fund

		Schedule of Investments
		May 31, 2009
Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Wholesale - Petroleum Distribution
2,525	Aegean Marine Petroleum Network Inc. + (Greece)	40,274	1.16%
Total for Common Stock (Cost - $2,061,058)		2,158,047	62.40%
REAL ESTATE INVESTMENT TRUSTS
20,000	Ashford Hospitality Trust Inc.	81,000
6,200	Prime Group Realty - Pfd. B	10,788
Total for Real Estate Investment Trusts (Cost - $262,130)		91,788	2.65%
WARRANTS
17,500	Avion Resources Corp. * (expires 5-8-2010) (a)	-
150,000	Avion Resources Corp. (Restricted) * (expires 7-12-2010) (b)	29,550
100,000	Aztec Metals Corp. * (expires 2-6-2010) (c)	-
55,000	Global Hunter Corp. * (expires 8-23-2009) (d)	-
375	Uranium Energy Corp. * (expires 4-11-2010) (e)	-
375	Uranium Energy Corp. * (expires 5-11-2010) (f)	-
375	Uranium Energy Corp. * (expires 6-11-2010) (g)	-
5,000	Uranium Energy Corp. * (expires 7-8-2010) (h)	-
Total for Warrants (Cost - $0)		29,550	0.85%
Cash Equivalents
250,000	Huntington Bank Conservative Deposit Account 1.44% ***	250,000
980,412	Huntington Bank Money Market Fund IV 0.01% ***	980,412
Total for Cash Equivalents (Cost - $1,230,412)		1,230,412	35.58%
	Total Investments	3,509,797	101.48%
	(Cost - $3,553,600)
	Liabilities in Excess of Other Assets	(51,320)	-1.48%
	Net Assets	$ 3,458,477	100.00%

*Non-Income producing securities during the period.
+ Portion or all of the security is pledged as collateral for call and put options written.
*** Variable rate security; the rate shown was the rate at May 31, 2009.
(a) Avion Resources Corp. warrants expire May 8, 2010, with an exercise price of $0.65 Canadian.
(b) Avion Resources Corp. (Restricted) warrants expire July 12, 2010, with an exercise price of $0.10 Canadian.
(c) Aztec Metals Corp. warrants expire February 6, 2010 with an exercise price of $.075 Canadian.
(d) Global Hunter Corp. warrants expire August 23, 2009, with an exercise price of $0.60 Canadian.
(e) Uranium Energy Corp. warrants expire April 11, 2010, with an exercise price of $4.25.
(f) Uranium Energy Corp. warrants expire May 11, 2010, with an exercise price of $4.25.
(g) Uranium Energy Corp. warrants expire June 11, 2010, with an exercise price of $4.25.
(h) Uranium Energy Corp. warrants expire July 8, 2010, with an exercise price of $3.10.
See Note 2 for information on Restricted Securities.
The accompanying notes are an integral part of these financial statements.

2009 Annual Report 7

Encompass Fund

	Schedule of Written Options
	May 31, 2009
Underlying Security	Shares Subject	Market Value
Expiration Date/Exercise Price	to Put

Aegean Marine Petroleum Network Inc. (Greece)	1,500	525
June 2009 Puts @ 15.00
Calpine Corporation	2,500	125
June 2009 Puts @ 7.50
DR Horton Inc.	1,500	1,785
June 2009 Puts @ 10.00
Peabody Energy Corp.	500	275
June 2009 Puts @ 30.00
Total (Premiums Received $9,640)		$ 2,710
Underlying Security	Shares Subject	Market Value
Expiration Date/Exercise Price	to Call

Freeport-McMoRan Copper & Gold Inc.
August 2009 Calls @ 50.00	1,500	$ 13,320
JA Solar Holdings Co., Ltd. (China)
June 2009 Calls @ 2.50	8,000	16,000
Peabody Energy Corp.
June 2009 Calls @ 32.00	2,000	5,800
Potash Corp. of Saskatchewan, Inc. (Canada)
June 2009 Calls @ 110.00	300	2,670
Seabridge Gold Inc. (Canada)
June 2009 Calls @ 22.50	3,000	18,300
Seabridge Gold Inc. (Canada)
August 2009 Calls @ 25.00	3,000	17,400
Total (Premiums Received $32,927)		$ 73,490

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 8

Encompass Fund

Statement of Assets and Liabilities
May 31, 2009

Assets:
Investment Securities at Market Value	$ 3,509,797
(Identified Cost - $3,553,600)
Cash	5,000
Receivables:
Receivables for Fund Shares Sold	22,000
Dividends and Interest	783
Total Assets	3,537,580
Liabilities
Service Fees Payable	901
Management Fees Payable	2,002
Covered Call Options Written (Premiums Received $32,927)	73,490
Covered Put Options Written (Premiums Received $9,640)	2,710
Total Liabilities	79,103

Net Assets	$ 3,458,477
Net Assets Consist of:
Paid In Capital	$ 4,478,984
Accumulated Undistributed Net Investment Income	1,903
Realized Loss on Investments - Net	(944,974)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(77,436)
Net Assets, for 511,677 Shares Outstanding	$ 3,458,477
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($3,458,477/511,677 shares)	$ 6.76

Statement of Operations
For the fiscal year ended May 31, 2009

Investment Income:
Dividends (a)	$ 39,429
Interest	1,234
Total Investment Income	40,663
Expenses:
Service Fees (Note 3)	8,632
Management Fees (Note 3)	19,183
Total Expenses	27,815

Net Investment Income	12,848

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(925,016)
Realized Loss on Option Transactions	(4,311)
Capital Gain Distributions from Portfolio Companies	5,245
Net Increase In Unrealized Appreciation on Investments	158,146
Net Realized and Unrealized Gain (Loss) on Investments	(765,936)

Net Decrease in Net Assets Resulting from Operations	$ (753,088)

(a) Net of foreign taxes withheld $1,973.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Encompass Fund

Statements of Changes in Net Assets
	6/1/2008	6/1/2007
	to	to
	5/31/2009	5/31/2008
Increase (Decrease) in Net Assets from Operations:
Net Investment Income	$ 12,848	$ 29,121
Net Realized Loss on Investments	(925,016)	(26,418)
Realized Gain (Loss) on Option Transactions	(4,311)	6,154
Capital Gain Distributions from Portfolio Companies	5,245	1,555
Unrealized Appreciation (Depreciation) on Investments	158,146	(461,093)
Net Decrease in Net Assets Resulting from Operations	(753,088)	(450,681)

Distributions to Shareholders from:
Net Investment Income	(21,275)	(23,773)
Return of Capital	-	(3,755)
Total Distributions Paid to Shareholders	(21,275)	(27,528)

Capital Share Transactions:
Proceeds From Sale of Shares	1,238,631	1,620,147
Shares Issued on Reinvestment of Dividends	21,275	27,528
Cost of Shares Redeemed	(78,038)	(40,860)
Net Increase from Shareholder Activity	1,181,868	1,606,815
Total Increase	407,505	1,128,606
Net Assets at Beginning of Period	3,050,972	1,922,366
Net Assets at End of Period (Including undistributed net investment	$ 3,458,477	$ 3,050,972
income of $1,903 and $10,330, respectively.)

Share Transactions:
Issued	197,687	155,332
Reinvested	5,526	2,629
Redeemed	(16,541)	(4,255)
Net increase in shares	186,672	153,706
Shares outstanding beginning of period	325,005	171,299
Shares outstanding end of period	511,677	325,005

Financial Highlights
Selected data for a share of capital stock outstanding	6/1/2008	6/1/2007	6/30/2006*
throughout the period:	to	to	to
	5/31/2009	5/31/2008	5/31/2007
Net Asset Value -
Beginning of Period	$ 9.36	$ 11.22	$ 10.00
Net Investment Income ***	0.04	0.10	0.10
Net Gains or Losses on Securities
(realized and unrealized)	(2.58)	(1.87)	1.15
Total from Investment Operations	(2.54)	(1.77)	1.25
Less Distributions from:
Net Investment Income	(0.06)	(0.07)	(0.03)
Return of Capital	0.00	(0.02)	-
Total Distributions	(0.06)	(0.09)	(0.03)
Net Asset Value -
End of Period	$ 6.76	$ 9.36	$ 11.22
Total Return ****	(26.81)%	(15.61)%	12.59%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	3,458	3,051	1,922
Ratio of Expenses to Average Net Assets	1.45%	1.45%	1.45%	**
Ratio of Net Income to Average Net Assets	0.67%	1.01%	1.15%	**
Portfolio Turnover Rate	37.56%	32.52%	11.26%

* Commencement of investment operations.
** Annualized.
*** Calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 10

NOTES TO FINANCIAL STATEMENTS
ENCOMPASS FUND
MAY 31, 2009

1.) ORGANIZATION
Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006. The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

FAS 157: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective May 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

     Level 1 - quoted prices in active markets for identical investments

     Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund's investments by the above fair value hierarchy levels as of May 31, 2009:

2009 Annual Report 11

Notes to the Financial Statements - continued

Investments
Valuation Inputs of Assets	in Securities
Level 1- Quoted Prices	$ 3,388,207
Level 2- Significant Other Observable Inputs	113,250
Level 3- Significant Unobservable Inputs	8,340
Total	$ 3,509,797

Investments in
Valuation Inputs of Liabilities	Written Options
Level 1- Quoted Prices	$76,200
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$76,200

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in Securities
Balance as of 5/31/08	$ 0
Accrued discounts/premiums	0
Realized gain (loss)	0
Change in unrealized appreciation/depreciation	0
Net purchases (sales)	8,340
Net transfers in and/or out of Level 3	0
Balance as of 5/31/09	$ 8,340
Net changes in unrealized appreciation/depreciation
from investments still held as of 5/31/09	$ 0

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at May 31, 2009, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following unit prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

2009 Annual Report 12

Notes to the Financial Statements - continued

Restricted Security	Units	Fair Value per Unit	Fair Value
Avion Resources Corp.	300,000	0.279	$ 83,700
Avion Resources Corp. - Warrant	150,000	0.197	29,550
			$ 113,250

The restricted securities represented 3.5% of the Fund’s total market value of its investments at May 31, 2009.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.) MANAGEMENT AND SERVICES AGREEMENTS
Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, Rule 12b-1 expenses (of which none were authorized as of May 31, 2009) and indirect expenses (such as fees and expenses of other funds in which the Fund may invest). For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the fiscal year ended May 31, 2009, the Adviser earned management fees totaling $19,183, of which $2,002 was still due to the Adviser at May 31, 2009. For the same period the Adviser earned services fees of $8,632, of which $901 was still due to the Adviser at May 31, 2009. Trustees who are not interested persons of the Fund were paid a total of $4,200 in Trustees’ fees by the Fund's Adviser for the fiscal year ended May 31, 2009.

4.) INVESTMENT TRANSACTIONS
For the fiscal year ended May 31, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $891,332 and $696,592 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

2009 Annual Report 13

Notes to the Financial Statements - continued

5.) PUT & CALL OPTIONS
Transactions in written put and call options during the year ended May 31, 2009 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at May 31, 2008	0	$0
Options written	492	$99,506
Options exercised	(140)	($34,990)
Options expired	(9)	($4,109)
Options terminated in closing purchase transactions	(105)	($17,840)
Options outstanding at May 31, 2009	238	$42,567

6.) TAX MATTERS
There was a dividend distribution paid on December 30, 2008 of $0.0643 per share. The tax char acter of distributions was as follows:

Distributions paid from:

	Year ended	Year ended
	May 31, 2009	May 31, 2008
Ordinary Income:	$ 21,275	$ 23,773
Short-term Capital Gain:	0	0
Long-term Capital Gain:	0	0
Return of Capital:	0	3,755
	$ 21,275	$ 27,528

As of May 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income	$ 1,903

Capital loss carryforwards expire as follows: 2015+	$ 2,184
2016	18,708
2017	630,423
$ 651,315

Post-October capital loss deferrals from 11/1/08 through 5/31/2009*	($ 293,659)

Gross unrealized appreciation on investment securities	$ 622,572
Gross unrealized depreciation on investment securities	(700,008)
Net unrealized depreciation on investment securities	$ 77,436

Cost of investment securities including short term investments	$ 3,553,600

*These deferrals are considered incurred in the subsequent year.
+ The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

7.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at May 31, 2009 was $4,478,984 representing 511,677 shares outstanding.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2009, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, approximately 77.16% of the Fund and therefore may be deemed to control the Fund.

9.) RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset and Liability Have Significantly Decreased and

2009 Annual Report 14

Notes to the Financial Statements - continued

Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Standards No. 157, "Fair Value Measurements" ("FAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statements and related disclosures.

In May 2009, FASB issued the Statement of Financial Accounting Standards No. 165, "Subsequent Events" ("SFAS 165"). SFAS 165 is effective for fiscal years and interim periods ending after June 15, 2009. SFAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. Management is currently evaluating the impact the adoption of SFAS 165 will have on the Fund's financial statements and related disclosures.

2009 Annual Report 15

ADDITIONAL INFORMATION

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On May 29, 2009 the Board of Trustees considered the renewal of the Management Agreement. In reviewing the Management Agreement, the Board of Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the materials provided to the Trustees included information regarding the Fund's performance compared to a group of funds of similar size, style and objective that were categorized by Morningstar as World Stock funds (the "Peer Group"). The Trustees also received performance information for the Dow Jones Wilshire 5000 Index. The performance data was presented for various periods through March 31, 2009. The Trustees noted that the Fund outperformed the Peer Group for both the 12 month period and year-to-date period ended March 31, 2009. The Fund was down 40.29% for the 12 month period ended March 31, 2009 compared to a return of -41.76% for the Peer Group. The Fund was up 28.93% compared to -8.23% for the Peer Group for the year-to-date period ended March 31, 2009. During calendar 2008 the Fund underperformed the Dow Jones Wilshire 5000 Index, having generated a -61.59% total return compared to -37.23% for the Index. The Trustees also noted that the Fund slightly underperformed the Dow Jones Wilshire 5000 Index for the 12 month period ended March 31, 2009, having generated a -40.29% total return compared to -37.96% for the Index.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The Adviser reviewed and discussed with the Board it's Form ADV and Code of Ethics certifications. Mr. Gissen summarized the information provided to the Board and discussed the Adviser's investment management experience. Furthermore, the Adviser discussed it’s financial condition and discussed the firm's ability to meet its obligations under the Management Agreement. The Board concluded that the nature and extent of the services provided by the Adviser were consistent with their expectations, including the quality of services provided by the portfolio managers. The Trustees also concluded that the Adviser has the resources to provide quality advisory services to the Fund.

As to the costs of the services to be provided, the Board reviewed the fees under the Management Agreement compared to the Peer Group. The Fund's expense ratio of 1.45% was lower than its Peer Group's average expense ratio of 1.71% . The Trustees then reviewed the management fee ratio of the Fund compared its Peer Group and noted that the management fee ratio of 1.00% was above the category average of 0.81%, but within the range of the Peer Group. The Trustees also noted that the Fund has no front-end load, deferred-load, or 12b-1 expense. The category averages for front-end loads, deferred-loads and 12b-1 expenses were 1.17%, 1.54% and 0.43% respectively. The Adviser indicated that it would consider adding breakpoints in the future as the Fund grows. The Trustees recognized the expense ratio was below the average for the Peer Group and that the management fee was above the Peer Group; however, they also recognized that the Adviser was not making a profit from its services to the Fund, and that the Adviser is committed to reducing fees as economies of scale are realized. The Trustees concluded that the advisory fee was reasonable.

Next, the independent Trustees met in executive session to discuss the continuation of the Management Agreement. Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations. The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund. The Board agreed that that the fees in the Management Agreement were reasonable and that the Adviser is not making a profit from its relationship with the Fund. The Trustees noted that the Adviser has indicated that it will consider adding breakpoints in the future as the Fund grows. It was the consensus of the Trustees, including the Independent Trustees, that the renewal of the Management Agreement would be in the best interests of the Fund.

2009 Annual Report 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Encompass Fund, a Series of the Encompass Funds

We have audited the accompanying statement of assets and liabilities of the Encompass Fund, a Series of the Encompass Funds (the "Fund"), including the schedule of investments, as of May 31, 2009 and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended and the financial highlights for the period June 30, 2006 (commencement of investment operations) through May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of May 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Encompass Fund, a Series of the Encompass Funds as of May 31, 2009, the results of its operations and changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
July 27, 2009

2009 Annual Report 17

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request, by calling 1-888-463-3957 The Trustees and Executive Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Other
Name,	Position	Length of	Principal	Number of	Directorships
Address(1),	with the	Time Served	Occupation(s)	Portfolios	Held By
and Age	Trust		During	Overseen By	Trustee or
			Past 5 Years	Trustee	Officer

Malcolm H. Gissen(2), 65	President,	Since 2006	President, Malcolm H. Gissen &	1	None
	Treasurer		Associates, Inc. (1985-Present).
	and Trustee		President, Brick Asset
Management, Inc. (2006-Present).

Marshall G. Berol, 72	Secretary	Since 2006	Principal, BL/SH Financial (1990-	N/A	N/A
	and Chief		present), Chief Investment
	Compliance		Officer, Malcom H. Gissen &
	Officer		Associates, Inc. (2000-Present),
Secretary, Brick Asset
Management, Inc. (2006-Present).

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address(1),	with the	Time Served	During	Overseen By	Held By
and Age	Trust		Past 5 Years	Trustee	Trustee or
Officer

Sol Coffino, 65	Independent	Since 2006	Senior Vice President, Taxes &	1	None
	Trustee		Acquisition Services, Fremont
Group (1997-Present).

John F. Runkel, 54	Independent	Since 2006	General Counsel, Intuitive	1	None
	Trustee		Surgical, Inc (2006-2007), General
Counsel, VISX, Inc. (2001-2005).

William P. Twomey, 66	Independent	Since 2006	Retired (2006-Present). Chief	1	None
	Trustee		Financial Officer, Morrison &
Foerster, LLP (1994-2006).

(1)The address of each trustee and officer is c/o Encompass Funds 1700 California Street, Suite 335 San Francisco, CA 94109.
(2)Malcolm H. Gissen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

2009 Annual Report 18

Board of Trustees
Sol Coffino
Malcolm H. Gissen
John F. Runkel
William P. Twomey

Investment Adviser
Brick Asset Management, Inc.

Counsel
Thompson Hine LLP

Custodian
Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Encompass
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 5/31/09	FYE 5/31/08
Audit Fees	$11,00	$9,500
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$1,200
All Other Fees	$0	$0

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 5/31/09	FYE 5/31/08
Registrant	$2,000	$1,200

Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/ Malcolm H. Gissen Malcolm H. Gissen President

Date: 7/30/09

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm H. Gissen Malcolm H. Gissen President

Date: 7/30/09

By: /s/ Malcolm H. Gissen Malcolm H. Gissen Chief Financial Officer

Date: 7/30/09